UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 5, 2006

ECOLAB SAVINGS PLAN AND ESOP

(Exact name of registrant as specified in its charter)

Not Applicable	1-09328	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota		55102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  651-293-2233

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)                                  On May 5, 2006, the Plan Administrator of the Ecolab Savings Plan and ESOP (the “Plan”) dismissed  PricewaterhouseCoopers LLP (“PwC”) as the independent auditor for the Plan. PwC will continue as the independent registered public accounting firm of Ecolab Inc.

The reports of PwC on the financial statements of the Plan for the years ended December 31, 2003 and December 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2003 and December 31, 2004, and through May 5, 2006, the Plan had no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the financial statements of the Plan for such years.

During the years ended December 31, 2003 and December 31, 2004 and through May 5, 2006, the Plan had no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Plan provided PwC with a copy of the above disclosures and requested that PwC furnish the Plan with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PwC’s letter, dated May 5, 2006, issued in connection with this report under Item 4.01 is attached as Exhibit (16) and incorporated  by reference herein.

(b)                                 On May 5, 2006, the Plan Administrator notified McGladrey & Pullen, LLP of its appointment as the Plan’s independent auditor for the year ended December 31, 2005, effective upon execution of a mutually approved engagement agreement. The Plan had no occasions during the years ended December 31, 2003 and December 31, 2004, and through May 5, 2006, upon which it has consulted with McGladrey & Pullen, LLP on any matters described in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

(16)   Letter from PricewaterhouseCoopers LLC dated May 5, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB SAVINGS PLAN and ESOP

Date: May 9, 2006	By:	/s/Diane A. Wigglesworth
Diane A. Wigglesworth
		Its:	Compensation Vice President, Ecolab Inc. (Plan Administrator)

EXHIBIT INDEX

Exhibit No.	Description	Method Of Filing

(16)	Letter from PricewaterhouseCoopers LLC dated May 5, 2006.	Filed herewith electronically.